SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                         OCTOBER 18, 1996
                 (Date of earliest event reported)


                     ISB FINANCIAL CORPORATION

        (Exact name of registrant as specified in its charter)


    LOUISIANA                   0-25756                    72-1280718
(State or other         (Commission File Number)         (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)


1101 EAST ADMIRAL DOYLE DRIVE, NEW IBERIA, LOUISIANA           70560
(Address of principal executive offices)                     (Zip Code)


(318) 365-2361
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     (a) On October 18, 1996, ISB Financial Corporation (the "Company") consummated the acquisition of all of the issued and outstanding common stock, $.01 par value per share, of Jefferson Bancorp, Inc., a Louisiana corporation ("Jefferson"), pursuant to an Agreement and Plan of Merger and Reorganization ("Agreement") by and among the Company, Iberia Savings Bank, a Louisiana-chartered savings bank and wholly-owned subsidiary of the Company, Jefferson, and Jefferson Federal Savings Bank, a federally-chartered savings bank and wholly-owned subsidiary of Jefferson ("Jefferson Savings Bank"). The acquisition was effected by means of a merger of a newly formed interim subsidiary of the Company, ISB Acquisition Corp., with and into Jefferson (the "Merger"). Subsequent to the Merger, Jefferson, as the surviving corporation of the Merger, was merged with, and liquidated into, the Company. Immediately prior to the Merger, Jefferson Savings Bank converted from a federally-chartered savings bank to a Louisiana-chartered savings bank under the name "Jefferson Bank." Jefferson Bank continues to operate as a separate, wholly-owned subsidiary of the Company.

     Upon consummation of the Merger, each share of Jefferson Common Stock was converted into the right to receive from the Company $23.00 in cash
(the "Merger Consideration").   In addition, each outstanding option to
purchase Jefferson Common Stock (other than pursuant to the Stock Option Agreement by and between Jefferson and the Company dated March 29, 1996) issued by Jefferson was cancelled, and each holder of any such option, whether or not then vested or exercisable, became entitled to receive an amount determined by multiplying (i) the excess of the Merger Consideration over the applicable exercise price per share of the stock option by (ii) the number of shares of Jefferson Common Stock subject to such Jefferson Option. The source of funds for the Merger Consideration will be the Company's working capital.

     (b) The physical property acquired in connection with the acquisition of Jefferson was used by Jefferson in the conduct of its business as a thrift holding company. The Company intends to continue such use.

     For additional information, reference is made to Item 7 below:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) The following consolidated audited financial statements of Jefferson are incorporated by reference to the Report on Form 10-K for the year ended December 31, 1995 filed by Jefferson with the Securities and Exchange Commission:

     Independent Auditors' Report

     Consolidated Statements of Financial Condition at December 31, 1995
     and 1994

     Consolidated Statements of Income for the Years ended December 31, 1995, 1994 and 1993

     Consolidated Statements of Changes in Stockholders' Equity for the Years ended December 31, 1995, 1994 and 1993

     Consolidated Statements of Cash Flows for the Years ended December 31, 1995, 1994 and 1993

     Notes to Consolidated Financial Statements

     The following unaudited, consolidated interim financial statements of Jefferson are incorporated by reference to the Report on Form 10-Q for the quarter ended June 30, 1996 filed by Jefferson with the Securities and Exchange Commission:

     Consolidated Statements of Financial Condition at June 30, 1996 (Unaudited) and December 31, 1995

     Consolidated Statements of Income (Unaudited) for the Three Months and Six Months Ended June 30, 1996 and 1995

     Consolidated Statements of Cash Flows (Unaudited) for the Six Months Ended June 30, 1996 and 1995

     Notes to Consolidated Financial Statements

     (b) Pro forma financial information is not available as of the date of this report on Form 8-K. Pro forma financial information will be filed by amendment as soon as practicable, but in no event later than 60 days after this report for Form 8-K must be filed.

     (c)  The following exhibit is filed with this report.

Exhibit Number                                      Description
--------------                                      -----------
    99 Press Release, issued on October 21, 1996 with respect to the consummation of the Merger

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ISB FINANCIAL CORPORATION



Date:  October 31, 1996       By:  /S/ LARREY G. MOUTON
                                   --------------------
                                   Larrey G. Mouton
                                   President and Chief Executive Officer